                                                                   EXHIBIT 10.57


                               AMENDMENT NO. 1 TO
                          REGISTRATION RIGHTS AGREEMENT


     This Amendment No. 1 to Registration Rights Agreement (this "Amendment") is made and entered into as of December 8, 2000 by and between Network Computing Devices, Inc., a Delaware corporation (the "Company"), and Tektronix, Inc., an Oregon corporation (the "Investor"). The Company and Investor are parties to that certain Registration Rights Agreement dated as of December 31, 1998. Capitalized terms used in this Amendment which are not defined herein shall have the meanings ascribed to them in the Original Agreement.

                                    RECITALS

     A. The Company and Investor propose to enter into a Settlement Agreement and Mutual Release dated of even date herewith (the "Settlement Agreement") pursuant to which the Company is issuing to Investor 750,000 shares of the Company's common stock (the "Settlement Stock");

     B. As a condition of entering the Settlement Agreement, Investor has requested that the Company amend the Original Agreement to include the Settlement Stock.

     NOW, THEREFORE, in consideration of the usual promises hereinafter set forth, the parties hereto agree as follows:

                                    AGREEMENT

     1. Section 1.1(b) of the Original Agreement shall be amended and restated in its entirety as follows:

     (b) REGISTRABLE SECURITIES. The term "REGISTRABLE SECURITIES" means: (1) the Settlement Stock and all of the shares of Common Stock of the Company issued or issuable upon exercise of the Warrant, and (2) any shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any such shares of Common Stock described in clause (1) of this subsection (b). Notwithstanding the foregoing, "Registrable Securities" shall exclude any securities sold by a person in a transaction in which rights under this Section 1 are not assigned in accordance with this Agreement or any securities sold in a public distribution, whether sold pursuant to Rule 144 promulgated under the Securities Act, or in a registered offering, or otherwise.

     2. Except as set forth in Section 1 hereof, the terms of the Original Agreement are unchanged and remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and effective as of the date first written above.

                                         NETWORK COMPUTING DEVICES, INC.,
                                         a Delaware Corporation


                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________



                                         TEKTRONIX, INC.
                                         an Oregon Corporation


                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________